Exhibit 99.1

Hycroft Files First Quarter 2026 10-Q and Provides Corporate Update

WINNEMUCCA, NV, April 28, 2026 – Hycroft Mining Holding Corporation (Nasdaq: HYMC) (“Hycroft” or the “Company”) announces first quarter 2026 results and filing of its Form 10-Q.

First Quarter 2026 Highlights

●	Maintained injury free safety record with no lost-time incidents, 0.00 total recordable injury frequency rate (“TRIFR”) and more than 1.4 million work hours without a lost-time incident

●	Maintained strong balance sheet with cash and cash equivalents of US$189.0 million and no debt

●	Increased measured and indicated gold and silver mineral resources by approximately 55% to 16.4 million ounces of gold (and an additional 5.0 million ounces of inferred) and 562.6 million ounces of silver (and an additional 132.8 million ounces of inferred) as reported in the Initial Assessment Technical Report filed February 18, 2026

●	Established initial high-grade silver resource with underground potential at 90.2 million ounces of measured and indicated silver and an additional 13.4 million ounces of inferred and 299 thousand ounces of measured and indicated gold and an additional 51 thousand ounces of inferred as reported in the Initial Assessment Technical Report filed February 18, 2026

●	Continued the 2025-2026 Exploration Drill Program focused on expanding the high-grade silver systems at Brimstone and Vortex, completing more than 9,000 meters of drilling under the program to date with exceptional drill results

●	Extended high-grade mineralization at Vortex west with opportunity north and south and down dip, with highest grades yet for both silver and gold

●	Extended high-grade mineralization at Brimstone approximately 150 meters down-dip

●	Added to the VanEck Junior Gold Miners ETF (GDXJ) on March 20, 2026, and promoted from the MSCI Micro-Cap Index to the MSCI Small Cap Index both effective February 27, 2026

Diane R. Garrett, President and Chief Executive Officer, commented: “The 2026 first quarter marked significant progress for the Company, highlighted by continued strong safety performance, a robust balance sheet with $189 million in cash and no debt, and a 55% increase in measured and indicated gold and silver resources. Exceptional drill results at Vortex and Brimstone continue to demonstrate the scale and high-grade nature of our discovery, while our inclusion in the GDXJ ETF and promotion to the MSCI Small Cap Index reflect the growing recognition of the Company’s achievements and long-term potential.”

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In 2026, the Company plans to:

●	Add two core drill rigs (four core rigs total) and accelerate exploration drilling to expand the two high-grade silver systems
●	Initiate step out drilling to test new potential high-grade exploration targets identified within the permitted boundary
●	Complete and publish Preliminary Economic Assessment (PEA) for milling sulfide ore and recovering gold and silver through pressure oxidation process
●	Complete trade-off analysis for pressure oxidation and a roasting process
●	Complete in-fill reverse circulation drilling and metallurgical test work for potential re-start of a heap leach operation
●	Advance activities for future development

The Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2026, was filed April 28, 2026, and is available at www.sec.gov/edgar. See “Cautionary Note Regarding Forward-Looking Statements” below.

About Hycroft Mining Holding Corporation

Hycroft Mining Holding Corporation is a US-based gold and silver company exploring and developing the Hycroft Mine, among the world’s largest precious metals deposits, located in northern Nevada, a Tier-1 mining jurisdiction. In 2023, Hycroft announced the discovery of two new high-grade silver systems within the known resource area and the Company is engaged in a robust exploration drill program (2025-2026 drill program) designed to expand these two systems in addition to targeting new opportunities. These discoveries represent a significant value driver for the Hycroft Mine. In addition, after a long history of oxide heap leach operations, the Company is focused on completing technical studies to transition the Hycroft Mine into a milling operation for processing the sulfide mineralization.

For further information, please contact:

E: info@hycroftmining.com

Investor Relations Phone: 775-245-0564

www.hycroftmining.com

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Cautionary Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included in this press release and in public statements by our officers or representatives that address activities, events or developments that we expect or anticipate will or may occur in the future are forward-looking statements. These include, but are not limited to, statements regarding future business strategy, plans and goals, competitive strengths, the advancement and development of the Hycroft Mine, the results and implications of metallurgical analysis and test work, and the expansion and growth of our business.

Forward-looking statements are often identified by future or conditional words such as “estimate,” “plan,” “anticipate,” “expect,” “intend,” “believe,” “target,” “budget,” “may,” “can,” “will,” “would,” “could,” “should,” “seeks,” “scheduled to” and similar words or expressions but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are based on current expectations, estimates and projections that involve a number of risks and uncertainties, which could cause actual results to differ materially from those reflected in the statements. The risks include, but are not limited to: (i) risks related to changes in our operations at the Hycroft Mine, including risks associated with the cessation of mining operations at the Hycroft Mine; uncertainties concerning estimates of mineral resources; risks related to the lack of a completed feasibility study; risks related to metallurgical test work and process development; and risks related to our ability to re-establish commercially feasible mining and processing operations; and (ii) industry-related risks, including fluctuations in the price of gold and silver; the commercial success of, and risks related to, our exploration and development activities; uncertainties and risks related to our reliance on contractors and consultants; and the availability and cost of equipment, supplies, energy or reagents.

Any exploration target described in this press release does not represent, and should not be construed to be, an estimate of a mineral resource or mineral reserve. Ranges of potential tonnage and grade (or quality) of an exploration target are conceptual in nature; there has been insufficient exploration of the relevant property or properties to estimate a mineral resource; and it is uncertain if further exploration will result in the estimation of a mineral resource.

These and other risks may cause actual results to differ materially from those expressed or implied by the forward-looking statements, and the occurrence of one or more of these events or circumstances, alone or in combination with others, may have a material adverse effect on our business, cash flows, financial condition and results of operations. Please see the “Risk Factors” outlined in our Annual Report on Form 10-K for the year ended December 31, 2025, and in other reports filed with the SEC, for more information about these and other risks.

Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Although these forward-looking statements are based on assumptions that we believe are reasonable when made, forward-looking statements are not guarantees of future performance and actual results, performance or achievements may differ materially from those made in or suggested by the forward-looking statements in this press release.

Any forward-looking statements made in this press release speak only as of the date of this press release. We undertake no obligation to update these forward-looking statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments, except as required by law.

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